DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                        DREYFUS MUNICIPAL INCOME, INC.

                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                    ---------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    ---------------------------------------

To the Stockholders:

      The Annual Meeting of Stockholders of each of Dreyfus California Municipal Income, Inc., Dreyfus Municipal Income, Inc. and Dreyfus New York Municipal Income, Inc. (each, a "Fund" and, collectively, the "Funds") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 18, 2001 at 10:00 a.m., for the following purposes:

      1. To elect two Class II Directors to serve for a three year term and until their successors are duly elected and qualified.

      2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

      Stockholders of record at the close of business on March 23, 2001 will be entitled to receive notice of and to vote at the meeting.

                                               By Order of the Board




                                               Robert R. Mullery

                                               Assistant Secretary


New York, New York
April 11, 2001


                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.


                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.

                        DREYFUS MUNICIPAL INCOME, INC.

                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                           COMBINED PROXY STATEMENT
                   ------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS

                      TO BE HELD ON FRIDAY, MAY 18, 2001

      This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus California Municipal Income, Inc. (" DCMI"), Dreyfus Municipal Income, Inc. ("DMI") and Dreyfus New York Municipal Income, Inc. (" DNYMI" ) (each, a "Fund" and, collectively, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 18, 2001 at 10: 00 a.m., at the offices of The Dreyfus Corporation (" Dreyfus" ), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 23, 2001 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If the proposal is approved by stockholders of one Fund and disapproved by stockholders of any other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by a later-dated proxy or by letter or telegram directed to the relevant Fund, which must indicate the stockholder's name. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby cancelling any proxy previously given. As of March 23, 2001, the Funds had outstanding the following number of shares:

                                     COMMON                AUCTION PREFERRED
       NAME OF FUND             STOCK OUTSTANDING          STOCK OUTSTANDING

        DCMI                        4,572,972                     N/A

        DMI                        20,382,927                    4,000

        DNYMI                       3,821,501                     N/A

      It is estimated that proxy materials will be mailed to stockholders of record on or about April 11, 2001. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR BY CALLING TOLL FREE 1-800-334-6899.

      A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. DMI is the only Fund with two classes of capital stock: Common Stock, par value $0.001 per share ( the "Common Stock") , and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the "APS"). The APS is further divided into Series A and Series B. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each such Series of APS.


                        PROPOSAL: ELECTION OF DIRECTORS

      Each Fund's Board of Directors is divided into three classes with the terms of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of two Class II Directors to serve for three year terms and until their respective successors are duly elected and qualified. The individual nominees (the "Nominees") proposed for election are listed below. Each Nominee currently serves as a Director of the Funds. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Board member of each Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's continuing Directors and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to all Funds.

      Under the terms of DMI' s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two directors of DMI. One such Director, Whitney I. Gerard, is currently a Nominee up for election as a Class II Director. The other Director, Martin D. Fife, was elected by APS holders last year as a Class I director whose term expires in 2003.

      Voting with regard to the Proposal will be as follows: stockholders of DCMI and DNMI will vote with regard to the election of both Class II Directors for each such Fund; for DMI, holders of Common Stock and APS will vote together as a single class with respect to the election of Class II Director Arthur A. Hartman, but APS holders will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Class II Director Whitney I. Gerard, who is nominated to represent the APS of DMI.



NAME OF NOMINEE, PRINCIPAL
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                           DIRECTOR        FOR TERM
PAST FIVE YEARS                                                                      AGE         SINCE           EXPIRING





CLASS II:

WHITNEY I. GERARD                                                                    66          1988            2004
      (APS DESIGNEE) Partner of the New York City law firm of Chadbourne & Parke
      LLP. His address is 30 Rockefeller Plaza, New York, New York 10112.

ARTHUR A. HARTMAN                                                                    75          1989            2004
      Senior consultant with APCO Associates Inc. From 1981 to 1987, he was
      United States Ambassador to the former Soviet Union. He sits on the Board of Ford Meter Box Corporation and is a member of the advisory councils of several other companies, research institutes and foundations. Ambassador
      Hartman is Chairman of First NIS Regional Funds (ING/Barings Management)
      and New Russia Fund. He is a former President of the Harvard Board of
      Overseers. His address is 2738 McKinley Street, N.W., Washington, D.C.
      20015.


                                       2


      The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

      For each Fund's most recent fiscal year, the number of Board meetings held and the aggregate amount of compensation received by each continuing Director from the Fund and all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth in Exhibit A. Certain other information concerning each Fund's Directors and officers also is set forth in Exhibit A.

      Each Fund Director also serves as a Director of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each Director who is not an "affiliated person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) receives an annual fee of $45,000 and an attendance fee of $5,000 for each meeting attended and $500 for telephone meetings. The Chairman of the Board of Directors, Joseph S. DiMartino receives an additional 25% of such compensation. Directors also are reimbursed for their expenses. These fees are allocated among the Fund Group (which includes a total of fourteen portfolios) overseen by these Directors. Prior to August 3, 2000, each Board member who was not an "affiliated person" (as defined in the 1940
Act) received from each fund an annual fee of $2,500 and an attendance fee of $250 per meeting. Emeritus Directors, if any, are entitled to receive an annual retainer and per meeting fee of one-half the amount paid to Board members. The Funds had no Emeritus Directors as of the date of this proxy statement. The Funds do not pay any other remuneration to their officers or Board members, and none of the Funds has a bonus, pension, profit-sharing or retirement plan.

      The aggregate amount of compensation paid to each Nominee by each Fund for the fiscal year ended September 30, 2000, and by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Nominee' s total compensation)* for the year ended December 31, 2000, was as follows:

                                                                                                       TOTAL
                                                                                                    COMPENSATION
                                                                                                   FROM FUNDS AND
                                                            AGGREGATE                          DREYFUS FUND COMPLEX
   NAME OF NOMINEE                                        COMPENSATION                               PAID TO
        AND FUND                                         FROM EACH FUND**                            NOMINEE

Whitney I. Gerard                                                                                    $67,577 (14)
   DCMI                                                       $3,520
   DMI                                                        $3,587
   DNYMI                                                      $3,518

Arthur A. Hartman                                                                                    $67,577 (14)
   DCMI                                                       $3,520
   DMI                                                        $3,587
   DNYMI                                                      $3,518

------------------------------------

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.

** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,070 for DCMI, $4,265 for DMI and $1,279 for DNYMI for all Directors as a group.

      For each Fund or class, election of each Nominee requires the affirmative vote of a plurality of the votes cast at the Fund's meeting.

      Each Fund has a standing nominating committee, compensation committee and audit committee comprised of its Directors who are not "interested persons" (as defined in the Act) of the Fund. The nominating committee selects and nominates all candidates who are not "interested persons" of the Fund for election to the Fund's Board. The compensation committee establishes the Directors' compensation for serving on the Fund's Board. The audit committee's function is to over-

                                          3


see the Fund' s financial reporting process and other audit related matters as they arise throughout the year. A copy of each Fund's Audit Committee Charter, which describes the audit committee's purposes, duties and powers, is attached as Exhibit B to this proxy statement. During each Fund's most recent fiscal year, the nominating, compensation and audit committees each met once.

                       SELECTION OF INDEPENDENT AUDITORS

      The 1940 Act requires that each Fund's independent auditors be selected by a majority of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund. One of the purposes of the audit committee is to recommend to the Fund' s Board the selection, retention or termination of independent auditors for the Fund. At a meeting held on November 8, 2000, each Fund' s audit committee recommended and each Fund's Board, including a majority of those Directors who are not "interested persons" of the Fund, approved the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending September 30, 2001. Ernst & Young LLP, a major international accounting firm, has acted as auditors of each Fund since the Fund' s organization. After reviewing the Fund's audited financial statements for the fiscal year ended September 30, 2000, each Fund's audit committee recommended to the Fund's Board that such statements be included in the Fund's annual report to stockholders. A copy of the committee's report is attached as Exhibit C to this proxy statement.

      AUDIT FEES. For the fiscal year ended September 30, 2000, Ernst & Young, LLP billed DCMI, DMI and DNYMI $23,400, $24,000 and $20,600, respectively, for services rendered for the audit of the Fund's annual financial statements.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION. For the fiscal year ended September 30, 2000, Ernst & Young LLP did not bill any of the Funds, Dreyfus or any entity controlling, controlled by or under common control with Dreyfus for financial information systems design or implementation services

      ALL OTHER FEES. For the fiscal year ended September 30, 2000, Ernst & Young LLP billed DCMI, DMI and DNYMI $2,500, $18,500 and $2,500, respectively, and billed the Funds, Dreyfus and entities controlling, controlled by or under common control with Dreyfus in the aggregate $70,000 for services other than those described above. The audit committee for each Fund considered the compatibility of these non-audit services with Ernst & Young LLP's independence.

                                 OTHER MATTERS

      If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, " abstentions" ), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

      No Fund' s Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

      Each Fund will bear its pro rata share of the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by facsimile, and each Fund may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals.

      Proposals that stockholders wish to include in any Fund's proxy statement for such Fund's next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 12, 2001 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: General Counsel. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is February 25, 2002.

      Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' investment adviser.

                                       4


                       NOTICE TO BANKS, BROKER/DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES

      Please advise the appropriate Fund, in care of Mellon Bank, N.A., c/o Proxy Services Corporation, 115 Amity Street, Jersey City, New Jersey 07304, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.


Dated: April 11, 2001

                                       5


                                   EXHIBIT A

                                    PART I

      Part I sets forth information relevant to the continuing Directors who are not Nominees for election at this meeting. Unless otherwise indicated, the information set forth herein applies to all Funds.

NAME OF CONTINUING DIRECTOR, PRINCIPAL
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                           DIRECTOR           FOR TERM
PAST FIVE YEARS                                                                      AGE         SINCE              EXPIRING

CLASS I:

LUCY WILSON BENSON                                                                   73          1988                2003
      Board Member. President of Benson and Associates, consultants to business and government. Mrs. Benson is a director of COMSAT and Logistics
      Management Institute. She is also a Trustee of the Alfred P. Sloan
      Foundation, Vice Chairman of the Board of Trustees of Lafayette College,
      Vice Chairman of the Citizens Network for Foreign Affairs and of the
      Atlantic Council of the U.S. and a member of the Council on Foreign
      Relations. From 1980 to 1994, Mrs. Benson was a director of The Grumman
      Corporation and from 1990 to 1998, she was a director of the General RE
      Corporation. Mrs. Benson served as a consultant to the U.S. Department of
      State and to SRI International from 1980 to 1981. From 1977 to 1980, she was Under Secretary of State for Security Assistance, Science and
      Technology. Her address is 46 Sunset Avenue, Amherst, Massachusetts 01002.

DAVID W. BURKE                                                                       65          1994                2003
      Board member of various funds in the Dreyfus Family of Funds. Chairman of the Broadcasting Board of Governors, an independent board within the
      United States Information Agency, from August 1994 to November 1998. From
      August 1994 to December 1994, Mr. Burke was a Consultant to Dreyfus and,
      from October 1990 to August 1994, he was Vice President and Chief
      Administrative Officer of Dreyfus. From 1977 to 1990, Mr. Burke was
      involved in the management of national television news, as Vice President and Executive Vice President of ABC News, and subsequently as President of
      CBS News. His address is Box 654, Eastham, Massachusetts 02109.

CLASS II DIRECTOR ROBERT GLAUBER RESIGNED EFFECTIVE OCTOBER 2, 2000.

CLASS III DIRECTOR PAUL WOLFOWITZ RESIGNED EFFECTIVE MARCH 1, 2001.

                                      A-1


NAME OF CONTINUING DIRECTOR, PRINCIPAL
OCCUPATION AND BUSINESS EXPERIENCE FOR                                                           DIRECTOR          FOR TERM
PAST FIVE YEARS                                                                       AGE        SINCE             EXPIRING





MARTIN D. FIFE                                                                       74          1988                2003
      (APS DESIGNEE) Chairman of the Board of Magar, Inc., a company specializing in financial products and developing early stage companies.
      Mr. Fife is also Chairman of the Board and Chief Executive Officer of
      Skysat Communications Network Corporation, a company developing telecommunications systems. Mr. Fife also serves on the boards of various other companies. His address is The Chrysler Building, 405 Lexington
      Avenue, New York, New York 10174.

CLASS III:
JOSEPH S. DIMARTINO                                                                  57          1995                2002
      Chairman of the Board. Since January 1995, Chairman of the Board of
      various funds in the Dreyfus Family of Funds. He also is a director of The
      Muscular Dystrophy Association, HealthPlan Services Corporation, a
      provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly,
      Belding Heminway, Inc.), a button packager and distributor, Century
      Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies, The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants, and QuikCAT.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport. Prior to January 1995, he was President, a director and, until
      August 1994, Chief Operating Officer of Dreyfus and Executive Vice
      President and a director of Dreyfus Service Corporation. From August 1994 to December 1994, he was a director of Mellon Financial Corporation. His address is 200 Park Avenue, New York, New York 10166.

GEORGE L. PERRY                                                                      67          1989                2002
      An economist and Senior Fellow at the Brookings Institution since 1969. He is co-director of the Brookings Panel on Economic Activity and editor of its journal, The Brookings Papers. He also is a director of the State Farm
      Mutual Automobile Association, and State Farm Life Insurance Company. His
      address is 1775 Massachusetts Avenue, N.W., Washington, D.C. 20015.


                                      A-2


                     PERTAINING TO THE BOARD OF EACH FUND

*     Each Fund held 6 Board meetings during the last fiscal year.

* All Directors (and Nominees) attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year.

* To each Fund's knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2000. In making this disclosure, each Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

      COMPENSATION TABLE. The aggregate amount of compensation paid to each continuing Director by each Fund for the fiscal year ended September 30, 2000 and by all funds in the Dreyfus Family of Funds for which such continuing Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director's total compensation)* for the year ended December 31, 2000, was as follows:

                                                            TOTAL
                                                         COMPENSATION
                                                        FROM FUNDS AND
                             AGGREGATE               DREYFUS FUND COMPLEX
NAME OF CONTINUING          COMPENSATION                   PAID TO
DIRECTOR AND FUND**      FROM EACH FUND***            CONTINUING DIRECTOR

Joseph S. DiMartino                                       $805,537  (189)
   DCMI                      $4,400
   DMI                       $4,484
   DNYMI                     $4,398

George L. Perry                                            $67,577  (14)
   DCMI                      $3,270
   DMI                       $3,337
   DNYMI                     $3,268

David W. Burke                                            $254,289  (62)
   DCMI                      $3,520
   DMI                       $3,587
   DNYMI                     $3,518

Lucy Wilson Benson                                        $107,283  (29)
   DCMI                      $3,520
   DMI                       $3,587
   DNYMI                     $3,518

Martin D. Fife                                             $59,500  (14)
   DCMI                      $3,520
   DMI                       $3,587
   DNYMI                     $3,518

------------------------------------

* Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the continuing Director serves as Board member.

** Robert R. Glauber resigned as a Board member effective October 2, 2000. Paul Wolfowitz resigned as a Board member effective March 1, 2001.

*** Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,070 for DCMI, $4,265 for DMI and $1,279 for DNYMI for all Directors as a group.


                                      A-3


                                    PART II

    Part II sets forth information relevant to the officers of each Fund.

NAME AND POSITION                                PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                        AGE            EXPERIENCE FOR PAST FIVE YEARS

STEPHEN E. CANTER

President                         55             President,    Chief   Operating
                                                 Officer, Chief Investment Officer
                                                 and a director of Dreyfus and an
                                                 officer of 94 investment  companies
                                                 (comprised  of  182  portfolios)
                                                 managed by Dreyfus. Mr. Canter
                                                 also  is  a  Director  or  an
                                                 Executive  Committee  Member of
                                                 the other investment  management
                                                 subsidiaries  of  Mellon
                                                 Financial Corporation, each of
                                                 which is an affiliate of Dreyfus.

MARK N. JACOBS
Vice President                    54             Executive   Vice   President,
                                                 General  Counsel  and  Secretary
                                                 of  Dreyfus,  and  an officer of 95
                                                 investment companies (comprised of
                                                 195 portfolios) managed by Dreyfus.

JOSEPH CONNOLLY
Vice President and Treasurer      43             Director    -    Mutual    Fund
                                                 Accounting  of  Dreyfus, and an officer
                                                 of 95 investment companies (comprised of
                                                 195 portfolios) managed by Dreyfus.

PAUL DISDIER
Executive Vice President -        45              Senior  Portfolio Manager - Tax Exempt
Dreyfus California Municipal Income, Inc.         Funds  of  Dreyfus, and an
                                                  officer  of  3  investment  companies
                                                  (comprised  of  3  portfolios) managed by
                                                  Dreyfus.

JOSEPH P. DARCY
Executive Vice President -        44              Senior  Portfolio Manager - Tax Exempt
Dreyfus Municipal Income, Inc.                    Funds of Dreyfus.


MONICA S. WIEBOLDT
Executive Vice President -        51              Senior  Portfolio Manager - Tax Exempt
Dreyfus New York Municipal Income, Inc.           Funds of Dreyfus.


MICHAEL A. ROSENBERG
Secretary                         41              Associate  General  Counsel  of
                                                  Dreyfus,   and  an  officer  of  94
                                                  investment  companies  (comprising
                                                  of  182 portfolios) managed by Dreyfus.

                                      A-4


NAME AND POSITION                                PRINCIPAL OCCUPATION AND BUSINESS
WITH FUNDS                        AGE            EXPERIENCE FOR PAST FIVE YEARS

STEVEN F. NEWMAN
Assistant Secretary               51             Associate  General  Counsel  of
                                                 Dreyfus, and an officer of 95
                                                 investment companies (comprised of
                                                 195 portfolios) managed by Dreyfus.

ROBERT R. MULLERY
Assistant Secretary               49             Assistant  General  Counsel  of
                                                 Dreyfus,  and an officer of 20 investment
                                                 companies (comprised of 39 portfolios)
                                                 managed by Dreyfus.

GREGORY S. GRUBER
Assistant Treasurer               42             Senior   Accounting  Manager  -
                                                 Municipal  Bond  Funds  of  Dreyfus,
                                                 and  an officer of 31 investment companies
                                                 (comprised of 61 portfolios) managed by Dreyfus.


      The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.


                                      A-5


                                   PART III

      Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of March 23, 2001 by Nominees, continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund's outstanding shares.

      As of March 23, 2001 each Fund's Directors and officers, as a group, owned less than 1% of the Fund's outstanding shares. As of March 23, 2001, the only Director or officer that owned shares in the funds was Joseph S. DiMartino, who owned 50,000 shares of Common Stock of DMI, which represented less than 1% of such Fund's outstanding Common Stock.

      To each Fund' s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock of a Fund or the outstanding shares of APS on March 23, 2001, other than Cede & Co., which held of record 81%, 85% and 80% of the outstanding Common Stock for DMI, DCMI and DNYMI, respectively, and 100% of the outstanding shares of APS of DMI, and Penbrad & Company, which held of record 5% of the outstanding shares of Common Stock of DNYMI.


                                      A-6


                                   EXHIBIT B
                            AUDIT COMMITTEE CHARTER
                                  for each of
                   DREYFUS CALIFORNIA MUNICIPAL INCOME, INC.
                        DREYFUS MUNICIPAL INCOME, INC.
                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                               (each, a "Fund")

1. The Audit Committee shall consist of at least three members and shall be composed entirely of independent directors in accordance with the American Stock Exchange rules ("AMEX rules"), all of whom shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

2.    The purposes of the Audit Committee are:

      (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

      (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

      (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

      The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same quality as audits performed by the independent accountants, nor does the Audit Committee' s evaluation substitute for the responsibilities of the Fund' s management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to recommend the selection, retention or termination of outside auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund' s Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

                                      B-1


      (b) to ensure receipt of a formal written statement from the outside auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

      (c) to meet with the Fund's outside auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund' s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto;

      (d) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the outside auditors;

      (e) to review the fees charged by the outside auditors for audit and non-audit services;

      (f) to investigate improprieties or suspected improprieties in Fund operations; and

      (g) to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

4. The Audit Committee shall meet at least once annually and is empowered to hold special meetings as circumstances require.

5. The Audit Committee shall regularly meet (typically, concurrently with the regular Committee meetings) with the Fund' s management.

6. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Audit Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8. The Fund shall provide the American Stock Exchange written confirmation regarding:

      (1) the adoption of this formal written Charter and the Audit Committee's annual review and reassessment of the adequacy of this Charter;

      (2) the composition of the Audit Committee consisting of at least three members and comprised solely of independent directors;

      (3) any determination that the Fund' s Board has made regarding the independence of directors pursuant to the AMEX rules or applicable law;

      (4) the financial literacy of the Audit Committee members as provided in the AMEX rules; and

      (5) the determination that at least one of the Audit Committee members has accounting or related financial management expertise as provided in the AMEX rules.



Effective: June 14, 2000

                                      B-2


                                   EXHIBIT C


Dreyfus California Municipal Income, Inc.
Dreyfus Municipal Income, Inc.
Dreyfus New York Municipal Income, Inc.


REPORT OF THE AUDIT COMMITTEE


The audit committee oversees the Funds' financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Funds' accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Funds including the auditor's letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

The committee discussed with the Funds' independent auditors the overall scope and plans for the audits. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Funds' internal controls, and the overall quality of the Funds' financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended September 30, 2000. The committee and the board also have approved the selection of Ernst & Young LLP as the Funds' independent auditors.


Whitney I. Gerard, Audit Committee Chair
Lucy Wilson Benson, Audit Committee Member
David W. Burke, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member
Martin D. Fife, Audit Committee Member
Arthur A. Hartman, Audit Committee Member
George L. Perry, Audit Committee Member
Paul Wolfowitz, Audit Committee Member


November 8, 2000

                                      C-1





                                    IMPORTANT

      Please Act Promptly Sign, Date and Mail your Proxy Card(s) Today. No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum. Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted. Thank you for your interest in the Fund.

                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.
                               COMMON STOCKHOLDERS

      The undersigned stockholder of Dreyfus New York Municipal Income, Inc. (the "Fund") hereby appoints Robert R. Mullery and Emile R. Molineaux, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 23, 2001 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on Friday, May 18, 2001; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

 ................................................................................
                                FOLD AND DETACH HERE


Please mark Boxes in blue or black ink.

The Board of Directors recommends a vote FOR items 1 and 2.

1.    Election of Directors

__ FOR ALL Nominees listed below (except as marked to the contrary)

__ WITHHOLD Authority For All Nominees listed below

Nominees are: Class II - Whitney I. Gerard and Arthur A. Hartman

WITHHELD FOR (write name of nominee(s) in space provided below)

 ------------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:______________________________, 2001

 -----------------------------------
Signature(s)

------------------------------------
Signature(s)

Sign, Date and return the Proxy Card promptly using the Enclosed Envelope